[LOGO] STATE STREET RESEARCH

Health Sciences Fund
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                                        Semiannual Report to Shareholders
                                        August 31, 2001

                                   [GRAPHIC]

In This Report

                                   Investment
                                     Update

plus
     The Fund at a Glance
     Fund Portfolio and Financials

   Contents
2  6 Month Review
   A look at the fund and its market
   environment over the past 6 months

4  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

We at State
Street Research
are saddened by the tragedy that struck our nation on September 11, 2001. Our sympathies and prayers go out to all who have been affected.

[Photo of Richard S. Davis]

In the months ahead, we hope you will join us as Americans--and as investors--to demonstrate support of the free market system that has helped so many people from different backgrounds to achieve their dreams. Although our political and military strength may be tested, we believe that America is equal to the task of bringing the perpetrators to justice and revitalizing our economy.

We urge you to stay the course of your investment plan in the difficult months ahead. You can count on our continued commitment to sound investing decisions backed by the research that is as much a part of our philosophy as it is a part of our name.

Sincerely,

/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
August 31, 2001

[GRAPHIC]
6 Month Review

                           How State Street Research
                         Health Sciences Fund Performed

In a challenging environment for the stock market, State Street Research Health Sciences Fund returned 2.83% for the six-month period ended August 31, 2001.(1) That was considerably higher than the S&P 500 Index, which returned -7.97%.(2) The fund also outperformed its peer group, the Lipper Health/Biotechnology Funds Average, which returned -5.54% over the same period.(3)

Reasons for the Fund's Performance
Although most growth stocks continued to come under severe pressure, and the healthcare sector performance was generally lackluster, we were able to identify pockets of opportunity through careful research and stock selection. The portfolio's strongest performers included mid-cap generic pharmaceuticals such as Mylan Laboratories and Barr Laboratories, which we had added to during the period; and selected biopharmaceuticals, such as Genzyme and Versicor. Genzyme is a leading biotech company with accelerating product sales and Versicor is a small-cap biotech company with phase III anti-infective agents.

Large-cap pharmaceuticals were among our biggest disappointments. FDA delays, earnings shortfalls and the continuing risk of increased government intrusion plagued many good companies, including Pharmacia and Pfizer, two of the fund's largest positions. However, we maintained our investments because we believe long-term business prospects for both firms are strong.

Outlook
Although we are very cautious about the pace of recovery for the U.S. economy, we are modestly optimistic about the prospects for healthcare relative to other sectors. We will continue to focus on companies that we believe can deliver earnings growth and that offer long-term potential for new products. []

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)
      2.83%

"We added to our investments in mid-cap generic pharmaceutical companies and selected biopharmaceuticals with attractive valuations."

S&P 500 Index(2)
     -7.97%


2 State Street Research Health Sciences Fund

[GRAPHIC] The Fund at a Glance as of 8/31/01

State Street Research Health Sciences Fund is an aggressive growth fund investing in health sciences companies.

Total Net Assets: $24 million
--------------------------------------------------------------------------------

Hits & Misses

[GRAPHIC]
Versicor
Our investment in this small cap biotech firm with an anti-infective agent in phase III testing delivered the portfolio's strongest returns. We maintained our position in the stock.

[GRAPHIC]
Inhale
Safety concerns raised regarding the firm's lead product, inhaled insulin for diabetes, hurt the firm's stock price. We view the setback as temporary and increased our position in the stock.

Top 10 Holdings

         Issuer/Security         % of fund assets

1        Pharmacia                           6.5%
2        Pfizer                              5.1%
3        Biogen                              4.8%
4        Schering-Plough                     4.1%
5        Genzyme                             3.7%
6        Sepracor                            3.4%
7        Andrx                               3.3%
8        Aspect Medical Systems              3.0%
9        Mylan Laboratories                  2.9%
10       Aradigm                             2.9%
         Total                              39.7%

See page 7 for more detail.

Performance

Fund average annual total return as of 8/31/01(1, 5, 6)
(does not reflect sales charge)

                                                                  Life of Fund
Share Class                                              1 Year    (12/21/99)
--------------------------------------------------------------------------------
Class A                                                   -3.02%      30.21%
--------------------------------------------------------------------------------
Class B(1)                                                -3.35%      29.95%
--------------------------------------------------------------------------------
Class B                                                   -3.48%      29.84%
--------------------------------------------------------------------------------
Class C                                                   -3.48%      29.84%
--------------------------------------------------------------------------------
Class S                                                   -2.82%      30.37%
--------------------------------------------------------------------------------

Fund average annual total return as of 9/30/01(4, 5, 6)
(at maximum applicable sales charge)

                                                                  Life of Fund
Share Class                                              1 Year    (12/21/99)
--------------------------------------------------------------------------------
Class A                                                  -17.75%      20.68%
--------------------------------------------------------------------------------
Class B(1)                                               -17.18%      22.61%
--------------------------------------------------------------------------------
Class B                                                  -17.30%      22.50%
--------------------------------------------------------------------------------
Class C                                                  -14.00%      24.40%
--------------------------------------------------------------------------------
Class S                                                  -12.54%      24.91%
--------------------------------------------------------------------------------

Top 5 Industries

by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

February 28, 2001

Drugs & Biotechnology                   67.2%
Hospital Supply                          9.1%
Healthcare Services                      4.2%
Insurance                                1.9%
Agriculture                              1.6%

August 31, 2001

Drugs & Biotechnology                   73.6%
Hospital Supply                          8.2%
Healthcare Services                      5.7%
Healthcare Facilities                    3.1%
Insurance                                1.3%

Ticker Symbols*

State Street Research Health Sciences Fund
Class A:SHSAX   Class B(1):SHSPX   Class B:SHSBX   Class C:SHSCX   Class S:SHSSX

--------------------------------------------------------------------------------

1  Does not reflect sales charge.

2 The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

3 The Lipper Health/Biotechnology Funds Average represents competitive groups of mutual funds maintained by Lipper Inc., an independent provider of mutual fund data.

4 Performance reflects a maximum 5.75% Class A front-end sales charge, or a 5% Class B or Class B(1) or 1% Class C share contingent deferred sales charge, where applicable.

5 Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance results for the fund are increased by the voluntary reduction of fees or expenses, without subsidization, performance would have been lower. Because this fund is focused on one market sector, it may involve more risk than broadly diversified funds, since its entire portfolio will be impacted by the performance of the healthcare industry, in general.

6 For Class B(1), B, C, and S, performance for the period December 21, 1999 through October 16, 2000 (commencement of share class) reflects performance of Class A shares.

*  Proposed.

[GRAPHIC]
The Fund  in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the six months leading up to the report date, and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 5 to 15 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks, and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


4  State Street Research Health Sciences Fund

About the Fund
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Business Structure

State Street Research Health Sciences Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

  o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

  o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

  o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

  o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of total assets in securities of companies in health sciences and related industries. These may include common and preferred stocks, convertible securities, warrants and depositary receipts.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

  o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

  o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

  o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

  o Interest - The fund accrues interest daily as it earns it.

  o Cash dividends - The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities, plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities (net of securities' lending costs) by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

  o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any, and may make an additional distribution if tax regulations make it necessary.

  o Net realized capital gains - The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

  o Expenses attributed to the fund - The fund pays these directly. Examples include the management fee, transfer agent fee, custodian fee and distribution and service fees.

  o Expenses attributed to the trust of which the fund is a series - These expenses are divided among all funds in the trust and each fund pays a proportional share. Examples include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.


The text and notes are an integral part of the financial statements. 6 State Street Research Health Sciences Fund

Portfolio Holdings
--------------------------------------------------------------------------------
August 31, 2001 (unaudited)

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

Key to symbols

* Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S.
  dollars.
--------------------------------------------------------------------------------

     Issuer                                            Shares        Value
     ---------------------------------------------------------------------------

     Common Stocks  93.7% of net assets

     Financial Services  1.3% of net assets
     ---------------------------------------------------------------------------

     Insurance 1.3%
     Cigna Corp.                                        3,425    $   308,250
                                                                 -----------
     Total Financial Services                                        308,250
                                                                 -----------

     Healthcare  90.6% of net assets
     ---------------------------------------------------------------------------

     Drugs & Biotechnology 73.6%
     American Home Products Corp.                       3,797        212,632
     Amgen Inc.*                                        3,075        197,723
     Amylin Pharmaceuticals Inc.*                      34,725        250,715
(7)  Andrx Corp.*                                      11,300        794,277
     Atrix Laboratories Inc.*                          18,675        503,665
     Aventis #                                          5,325        388,725
     Aviron Corp.*                                     21,750        486,982
     Barr Laboratories, Inc.*                           6,450        540,123
     Baxter International Inc.                          4,850        250,260
(3)  Biogen Inc.*                                      18,825      1,136,277
     BioMarin Pharmaceutical Inc.*                     22,275        271,978
     Cardinal Health Inc.                               6,225        454,051
     CV Therapeutics Inc.*                             12,225        608,438
     Forest Laboratories Inc. *                         8,475        618,760
(5)  Genzyme Corp.*                                    15,732        891,060
     GlaxoSmithKline PLC*#                              5,250        277,988
     ICN Pharmaceuticals Inc.                          21,175        623,604
     Inhale Therapeutic Systems Inc.*                  47,350        687,995
     InterMune Inc.*                                    5,000        197,450
     Johnson & Johnson                                  4,450        234,560
     Merck & Company, Inc.                              5,625        366,188
(9)  Mylan Laboratories Inc.                           21,175        698,563
(2)  Pfizer Inc.                                       31,752      1,216,419
(1)  Pharmacia Corp.                                   39,011      1,544,836
     SangStat Medical Corp.*                           40,132        616,026
(4)  Schering-Plough Corp.                             25,416        969,112
(6)  Sepracor Inc.*                                    18,925        808,097
     Shire Pharmaceuticals Group*#                     10,250        445,055
     Teva Pharmaceutical Industries Ltd.#               6,050        430,155
     Third Wave Technologies Inc.*                     20,825        145,983
     Versicor Inc.*                                    44,078        681,005
                                                                 -----------
                                                                  17,548,702
                                                                 -----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
August 31, 2001

     Issuer                                            Shares        Value
     ---------------------------------------------------------------------------

     Healthcare Facilities 3.1%
     HCA Healthcare Corp.                               6,925    $   316,749
     Tenet Healthcare Corp.*                            7,600        421,192
                                                                 -----------
                                                                     737,941
                                                                 -----------
     Healthcare Services 5.7%
     Caremark RX Inc.*                                 19,875        347,216
     Community Health Systems Inc.*                     6,700        209,375
     Express Scripts Inc. Cl. A*                        6,000        321,000
     Wellpoint Health Networks Inc. Cl. A*              4,600        489,808
                                                                 -----------
                                                                   1,367,399
                                                                 -----------
     Hospital Supply 8.2%
(10) Aradigm Corp.*                                   162,250        697,675
(8)  Aspect Medical Systems, Inc.*                     56,990        726,053
     Endocardial Solutions Inc.*                       55,700        300,780
     Novoste Corp.*                                    12,100        220,825
                                                                 -----------
                                                                   1,945,333
                                                                 -----------
     Total Healthcare                                             21,599,375
                                                                 -----------

     Producer Durables  1.2% of net assets
     ---------------------------------------------------------------------------

     Industrial Products 1.2%
     Waters Corp.*                                      8,300    $   274,979
                                                                 -----------
     Total Producer Durables                                         274,979
                                                                 -----------

     Technology  0.6% of net assets
     ---------------------------------------------------------------------------

     Electronics 0.6%
     Applera Corp. - Applied Biosystems Group           6,040        151,061
                                                                 -----------
     Total Technology                                                151,061
                                                                 -----------
     Total Common Stocks                                          22,333,665(1)
                                                                 -----------

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(1) The fund paid a total of $21,698,719 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements. 8 State Street Research Health Sciences Fund


                                                          Coupon    Maturity      Amount of
Issuer                                                    Rate      Date          Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 7.6% of net assets
American Express Credit Corp.                             3.50%     9/04/2001     $295,914        $295,914
General Electric Capital Corp.                            3.53%     9/07/2001      524,691         524,691
Household Finance Corp.                                   3.49%     9/04/2001      999,709         999,709
                                                                                               -----------
Total Commercial Paper                                                                           1,820,314(1)
                                                                                               -----------
--------------------------------------------------------------------------------
(1) The fund paid a total of $1,820,314 for these securities.
--------------------------------------------------------------------------------


                                                                     % of
                                                                  Net Assets
-------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                    101.3%                    $24,153,979
Cash and Other Assets, Less Liabilities                              (1.3)%                       (304,094)
                                                                    ------                     -----------
Net Assets                                                           100.0%                    $23,849,885(2)
                                                                    ======                     ===========

--------------------------------------------------------------------------------
(2) The fund paid a total of $23,519,033 for these securities.
--------------------------------------------------------------------------------

Federal Income Tax Information

At August 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $23,650,166 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                      $2,705,781

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                      (2,201,968)
                                                                   ------------
                                                                       $503,813
                                                                   ============

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
August 31, 2001 (unaudited)

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value                                   $ 24,153,979(1)
Cash                                                          61,712
Receivable from Distributor                                  123,155
Receivable for fund shares sold                               65,797
Dividends and interest receivable                              9,401
Other assets                                                  31,902
                                                        ------------
                                                          24,445,946
Liabilities

Payable for securities purchased                             131,499
Accrued transfer agent and shareholder services               21,965
Accrued management fee                                        16,469
Accrued distribution & service fees                           14,156
Payable for fund shares redeemed                               9,369
Accrued trustees' fees                                         7,379
Accrued administration fee                                     6,819
Other accrued expenses                                       388,405
                                                        ------------
                                                             596,061
                                                        ------------

Net Assets                                              $ 23,849,885
                                                        ============

Net Assets consist of:
  Unrealized appreciation of investments                $    634,946
  Accumulated net realized loss                               (9,063)
  Paid-in capital                                         23,224,002
                                                        ------------
                                                        $ 23,849,885(2)
                                                        ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $23,519,033 for these securities.
--------------------------------------------------------------------------------

(2)             Net Asset Value (NAV) of Each Share Class
Except where noted, the NAV is the offering and the redemption price for each class.

Class   Net Assets   /  Number of Shares  =  NAV

A        $10,142,037       699,828           $14.49*
B(1)      $9,205,994       637,486           $14.44**
B         $2,506,361       173,836           $14.42**
C           $919,551        63,774           $14.42**
S         $1,075,942        74,113           $14.52

*  Maximum offering price per share = $15.37 ($14.49 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The text and notes are an integral part of the financial statements. 10 State Street Research Health Sciences Fund

Statement of Operations
--------------------------------------------------------------------------------
For the six months ended August 31, 2001 (unaudited)

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends                                               $     47,888(1)
Interest                                                      38,239
                                                        ------------
                                                              86,127

Expenses

Transfer agent and shareholder services                      309,650(2)
Registration fees                                            116,025
Management fee                                                77,893(3)
Administration fee                                            67,357(4)
Custodian fee                                                 65,869
Reports to shareholders                                       19,974
Distribution and service fees - Class A                       13,632(5)
Distribution and service fees - Class B(1)                    38,080(5)
Distribution and service fees - Class B                       11,503(5)
Distribution and service fees - Class C                        3,820(5)
Trustees' fees                                                 9,092(6)
Audit fee                                                      8,464
Legal fees                                                     2,580
Miscellaneous                                                  1,419
                                                        ------------
                                                             745,358
Expenses borne by the distributor                           (547,468)(7)
Fees paid indirectly                                          (1,083)(8)
                                                        ------------
                                                             196,807
                                                        ------------
Net investment loss                                         (110,680)
                                                        ------------

Realized and Unrealized Gain
on Investments

Net realized gain on investments                             124,547(9)
Change in unrealized appreciation
  of investments                                             765,597
                                                        ------------
Net gain on investments                                      890,144
                                                        ------------
Net increase in net assets resulting
  from operations                                       $    779,464
                                                        ============

--------------------------------------------------------------------------------
(1) The fund paid foreign taxes of $1,125.
--------------------------------------------------------------------------------
(2) Includes a total of $16,175 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(3) The management fee is 0.75% of average net assets.
--------------------------------------------------------------------------------
(4) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily. In the future, the agreement allows the distributor to seek repayment from the fund (as long as these repayments do not cause the fund's expenses to exceed certain limits.) Currently, the agreement limits expenses to 1.25% of average daily net assets, exclusive of Rule 12b-1 fees and certain other expenses. The distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which the expenses were originally paid.
--------------------------------------------------------------------------------
(8) Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $6,622,015 of securities. During this same period, the fund also bought $14,710,103 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                                Six months ended
                                                Year ended       August 31, 2001
                                            February 28, 2001      (unaudited)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment loss                        ($   22,762)       ($  110,680)
Net realized gain on investments               297,865            124,547
Change in unrealized appreciation
  (depreciation) of investments               (464,709)           765,597
                                           ------------------------------
Net increase (decrease) resulting
  from operations                             (189,606)           779,464
                                           ------------------------------

Distributions from capital gains:
  Class A                                     (167,437)           (27,316)
  Class B(1)                                   (84,580)           (22,080)
  Class B                                      (29,346)            (7,365)
  Class C                                      (18,132)            (2,312)
  Class S                                      (40,006)            (3,096)
                                           ------------------------------
                                              (339,501)           (62,169)
                                           ------------------------------

Distribution in excess of
  capital gains:
  Class A                                      (18,311)                --
  Class B(1)                                   (12,311)                --
  Class B                                       (4,271)                --
  Class C                                       (2,639)                --
  Class S                                       (5,823)                --
                                           ------------------------------
                                               (43,355)                --
                                           ------------------------------

Net increase from fund share
  transactions                              13,981,931          8,069,065(1)
                                           ------------------------------
Total increase in net assets                13,409,469          8,786,360

Net Assets
Beginning of period                          1,654,056         15,063,525
                                           ------------------------------
End of period                              $15,063,525        $23,849,885
                                           ==============================

The text and notes are an integral part of the financial statements. 12 State Street Research Health Sciences Fund

(1) These transactions break down by share class as follows:

                                                                                          Six months ended
                                                        Year ended                         August 31, 2001
                                                      February 28, 2001                     (unaudited)
                                               ----------------------------------------------------------------
Class A                                          Shares          Amount             Shares           Amount
===============================================================================================================
Shares sold                                     420,984        $6,131,551           303,284       $4,206,163*
Issued upon reinvestment of distributions
  from capital gains                             13,439           182,561             1,997           26,879
Shares redeemed                                 (73,080)       (1,028,398)          (90,869)      (1,280,699)
                                               ----------------------------------------------------------------
Net increase                                    361,343        $5,285,714           214,412       $2,952,343
                                               ================================================================

                                                      October 16, 2000
                                               (commencement of share class)
                                                   to February 28, 2001
                                               ----------------------------------------------------------------
Class B(1)                                       Shares           Amount             Shares           Amount
===============================================================================================================
Shares sold                                     326,314        $ 4,879,885          331,077        $ 4,575,431**
Issued upon reinvestment of distributions
  from capital gains                              6,659             96,891            1,592             21,406
Shares redeemed                                  (4,528)           (64,932)         (23,628)          (331,778)***
                                               ----------------------------------------------------------------
Net increase                                    328,445        $ 4,911,844          309,041        $ 4,265,059
                                               ================================================================

Class B                                           Shares           Amount            Shares           Amount
===============================================================================================================
Shares sold                                     148,241        $ 2,192,828           46,213        $   642,187
Issued upon reinvestment of distributions
  from capital gains                              2,281             33,186              540              7,258
Shares redeemed                                 (11,389)          (167,318)         (12,050)          (165,579)***
                                               ----------------------------------------------------------------
Net increase                                    139,133        $ 2,058,696           34,703        $   483,866
                                               ================================================================

Class C                                          Shares           Amount            Shares            Amount
===============================================================================================================
Shares sold                                      44,879        $   677,921           20,121        $   291,737**
Issued upon reinvestment of distributions
  from capital gains                              1,428             20,771              172              2,312
Shares redeemed                                    (595)            (8,380)          (2,231)           (32,482)
                                               ----------------------------------------------------------------
Net increase                                     45,712        $   690,312           18,062        $   261,567
                                               ================================================================

Class S                                          Shares           Amount            Shares            Amount
===============================================================================================================
Shares sold                                      74,075        $ 1,141,923           11,309        $   163,223
Issued upon reinvestment of distributions
  from capital gains                              3,141             45,761              230              3,096
Shares redeemed                                 (10,311)          (152,319)          (4,331)           (60,089)
                                               ----------------------------------------------------------------
Net increase                                     66,905        $ 1,035,365            7,208        $   106,230
                                               ================================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share. At August 31, 2001, the Adviser owned one share of Class S shares and MetLife owned 108,120 shares of Class A, 27,119 shares of Class B(1), Class B, and Class C and 27,117 shares of Class S shares of the fund.

* Sales charges collected by the distributor and MetLife were $9,314 and $51,224.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $118,889 and $26 for Class B(1) and Class C were paid by the distributor, not the fund.

*** Includes $2,387 and $309 in deferred sales charges collected by the distributor for Class B(1) and Class B.

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                                 Class A
                                                                  ------------------------------------------------------------------
                                                                  December 21, 1999
                                                                   (commencement of                               Six months ended
                                                                    operations) to              Year ended         August 31, 2001
Per-Share Data                                                    February 29, 2000(a)      February 28, 2001(a)    (unaudited)(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                                10.00                    13.33                  14.14
                                                                        -----                    -----                  -----
  Net investment loss ($)*                                              (0.00)                   (0.06)                 (0.05)
  Net realized and unrealized gain on investments ($)                    3.33                     1.88                   0.45
Total from investment operations ($)                                     3.33                     1.82                   0.40
                                                                        -----                    -----                  -----
  Distributions from capital gains ($)                                     --                    (0.92)                 (0.05)
  Distribution in excess of capital gains ($)                              --                    (0.09)                    --
                                                                        -----                    -----                  -----
Total distributions ($)                                                    --                    (1.01)                 (0.05)
Net asset value, end of period ($)                                      13.33                    14.14                  14.49
                                                                        =====                    =====                  =====
Total return (%)(b)                                                     33.30(c)                 14.31                   2.83(c)
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                               1,654                    6,863                 10,142
Expense ratio (%)*                                                       1.50(d)                  1.57                   1.56(d)
Expense ratio after expense reductions (%)*                              1.50(d)                  1.54                   1.55(d)
Ratio of net investment loss to average net assets (%)*                 (0.13)(d)                (0.48)                 (0.72)(d)
Portfolio turnover rate (%)                                             44.48                   139.09                  35.32
*Reflects voluntary reduction of expenses of these amounts (%)           8.55(d)                  6.87                   5.29(d)

                                                                     Class B (1)                               Class B
                                                      ------------------------------------------------------------------------------
                                                        October 16, 2000                        October 16, 2000
                                                        (commencement of    Six months ended    (commencement of    Six months ended
                                                         share class) to     August 31, 2001     share class) to     August 31, 2001
Per-Share Data                                         February 28, 2001(a)   (unaudited)(a)   February 28, 2001(a)   (unaudited)(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                       15.50                14.14               15.50              14.12
                                                            --------             --------            --------           --------
  Net investment loss ($)*                                     (0.04)               (0.11)              (0.04)             (0.10)
  Net realized and unrealized gain (loss)
    on investments ($)                                         (0.63)                0.46               (0.65)              0.45
                                                            --------             --------            --------           --------
Total from investment operations ($)                           (0.67)                0.35               (0.69)              0.35
                                                            --------             --------            --------           --------
  Distributions from capital gains ($)                         (0.60)               (0.05)              (0.60)             (0.05)
  Distribution in excess of capital gains ($)                  (0.09)                  --               (0.09)                --
                                                            --------             --------            --------           --------
Total distributions ($)                                        (0.69)               (0.05)              (0.69)             (0.05)
                                                            --------             --------            --------           --------
Net asset value, end of period ($)                             14.14                14.44               14.12              14.42
                                                            ========             ========            ========           ========
 Total return (%)(b)                                           (4.47)(c)             2.48(c)            (4.61)(c)           2.48(c)

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period($ thousands)                       4,645                9,206               1,964              2,506
Expense ratio (%)*                                              2.28(d)              2.26(d)             2.28(d)            2.26(d)
Expense ratio after expense reductions (%)*                     2.25(d)              2.25(d)             2.25(d)            2.25(d)
Ratio of net investment loss to average
  net assets (%)*                                              (0.81)(d)            (1.43)(d)           (0.83)(d)          (1.41)(d)
Portfolio turnover rate (%)                                   139.09                35.32              139.09              35.32
*Reflects voluntary reduction of expenses
  of these amounts (%)                                          6.26(d)              5.20(d)             6.36(d)            5.34(d)

The text and notes are an integral part of the financial statements. 14 State Street Research Health Sciences Fund

                                                                     Class C                                  Class S
                                                      ------------------------------------------------------------------------------
                                                        October 16, 2000                        October 16, 2000
                                                        (commencement of    Six months ended    (commencement of    Six months ended
                                                         share class) to     August 31, 2001     share class) to     August 31, 2001
Per-Share Data                                         February 28, 2001(a)   (unaudited)(a)   February 28, 2001(a)   (unaudited)(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                     15.50                14.11               15.50                14.14
                                                            ------               ------              ------             --------
  Net investment gain(loss) ($)*                             (0.04)               (0.10)               0.01                (0.03)
  Net realized and unrealized gain(loss)
    on investments ($)                                       (0.66)                0.46               (0.68)                0.46
                                                            ------               ------              ------             --------
Total from investment operations ($)                         (0.70)                0.36               (0.67)                0.43
                                                            ------               ------              ------             --------
  Distributions from capital gains ($)                       (0.60)               (0.05)              (0.60)               (0.05)
  Distribution in excess of capital gains ($)                (0.09)                  --               (0.09)                  --
                                                            ------               ------              ------             --------
Total distributions ($)                                      (0.69)               (0.05)              (0.69)               (0.05)
                                                            ------               ------              ------             --------
Net asset value, end of period ($)                           14.11                14.42               14.14                14.52
                                                            ======               ======              ======             ========
Total return (%)(b)                                          (4.67)(c)             2.56(c)            (4.48)(c)             3.05(c)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period($ thousands)                       645                  920                 946                1,076
Expense ratio (%)*                                            2.28(d)              2.26(d)             1.28(d)              1.26(d)
Expense ratio after expense reductions (%)*                   2.25(d)              2.25(d)             1.25(d)              1.25(d)
Ratio of net investment gain(loss) to average
  net assets (%)*                                            (0.83)(d)            (1.42)(d)            0.18(d)             (0.41)(d)
Portfolio turnover rate (%)                                 139.09                35.32              139.09                35.32
*Reflects voluntary reduction of expenses
  of these amounts (%)                                        5.87(d)              5.34(d)             5.58(d)              5.38(d)

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

(c)   Not annualized.

(d)   Annualized.

            The text and notes are an integral part of the financial statements.

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INVESTOR SERVICES
--------------------------------------------------------------------------------

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---------------------------------------
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and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Alpha Fund.

(3)   Formerly State Street Research Argo Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) Distribution is now limited. Contact State Street Research for more details.

(6) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Health Sciences Fund prospectus. When used after December 31, 2001, this report must be accompanied by the most recent Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund(1)
Aurora Fund(5)
Mid-Cap Value Fund(2)
Large-Cap Value Fund(3)
International Equity Fund
Large-Cap Analyst Fund(4)
Investment Trust
Legacy Fund
Strategic Growth & Income Fund
Strategic Income Plus Fund(5)

FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
New York Tax-Free Fund(5)
Tax-Exempt Fund
Government Income Fund
Money Market Fund(6)

CONSERVATIVE


(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Control Number:(exp1002)SSR-LD                                      HS-2486-1001